Exhibit 10.1

7,770,000 Shares

Common Stock

PLACEMENT AGENCY AGREEMENT

April 5, 2005

CIBC World Markets Corp.
Leerink Swann & Co.
As Placement Agents
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

Avanir Pharmaceuticals, a California corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to issue and sell 7,770,000 shares (the “Shares”) of common stock, no par value (the “Common Stock”), directly to certain investors (collectively, the “Investors”). The Company desires to engage you as its placement agents (the “Placement Agents”) in connection with such issuance and sale. The Shares are more fully described in the Registration Statement (as hereinafter defined).

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a Registration Statement (as hereinafter defined) on Form S-3 (No. 333-114389), which became effective as of April 28, 2004 (the “Effective Date”) including a base prospectus relating to the Shares (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments and supplements thereto) and of the related Base Prospectus have heretofore been delivered by the Company to you. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The prospectus supplement relating to the Shares in the form in which it will be filed with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act is hereinafter referred to as the “Prospectus Supplement.” The term “Prospectus” as used in this Agreement means the Base Prospectus together with the Prospectus Supplement. As used herein, the terms “Base Prospectus,” “Prospectus,” “Registration Statement,” “Rule 462 Registration Statement,” and “Prospectus Supplement” shall include any documents incorporated by reference therein, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Base Prospectus by the Company with the Commission and on or before the Closing Date, which documents are deemed to be incorporated therein by reference.

In connection with their duties as Placement Agents, the Company hereby confirms that the Placement Agents are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Placement Agents).

1. Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a) The Placement Agents agree to act as the Company’s exclusive placement agents in connection with the issuance and sale, on a reasonable-efforts basis, by the Company of the Shares to the Investors. The Placement Agents shall have no authority to bind the Company. The Company acknowledges and agrees that the Placement Agents’ engagement hereunder is not an agreement by the Placement Agents or any of their affiliates to underwrite or purchase any securities or otherwise provide any financing. As compensation for their services hereunder, the Company agrees to pay on the Closing Date (as defined below) the Placement Agents by wire transfer of immediately available funds six percent (6%) of the proceeds received by the Company from the sale of the Shares (the “Transaction Fee”). CIBC World Markets Corp. shall be entitled to retain sixty-seven percent (67%) of the Transaction Fee, and shall pay Leerink Swan & Co. shall be entitled to retain sixty thirty-three percent (33%) of the Transaction Fee in accordance with customary syndicate settlement procedures.

(b) Payment of the purchase price for, and delivery of the Shares shall be made at a closing (the “Closing”) at the offices of Heller Ehrman LLP, located at 4350 La Jolla Village Drive, 7th Floor, San Diego, California, 92122-1246, at 9:00 a.m., California time, on the Closing Date to take place on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act after the determination of the public offering price of the Shares (such time and date of payment and delivery being herein called the “Closing Date”). All actions taken at the Closing shall be deemed to have occurred simultaneously.

(c) Payment of the purchase price for the Shares shall be made to or upon the order of the Company by wire transfer in Federal (same day) funds to the Company, upon delivery the Shares, through the facilities of The Depository Trust Company, to such persons, and shall be registered in such name or names and shall be in such denominations, as the Placement Agents may request at least one business day before the Closing Date. Payment of the purchase price for the Shares shall be made on the Closing Date by the Investors directly to the Company or as the Placement Agents otherwise direct.

(d) The purchases of the Shares by the Investors shall be evidenced by the execution of a purchase agreement substantially in the form attached hereto as Exhibit A.

(e) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of CIBC World Markets Corp., solicit or accept offers to purchase shares of its Common Stock or other equity linked securities (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agents.

2. Representations and Warranties of the Company. The Company represents and warrants to each Placement Agent as of the date hereof and as of the Closing Date, as follows:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act. On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and the Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as of its date, the date any supplement or amendment is filed with the Commission and the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus delivered to the Placement Agents for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Placement Agents for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Placement Agent for use in the Registration Statement or the Prospectus is the statements contained under the caption “Plan of Distribution” in the Prospectus Supplement.

(b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

(c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, comply as to form with the applicable accounting requirements under the Securities Act and have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information.

(e) Deloitte & Touche LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent registered public accountants as required by the Securities Act and the Rules.

(f) The Company and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the capitalization, results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(g) The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(h) The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, collaborative research agreements, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary to the conduct of its business as described in the Registration Statement and the Prospectus. Except as set forth in the Prospectus, (a) there are no material rights of third parties to any such Intangibles; (b) there is no material infringement by third parties of any such Intangibles; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intangibles, and the Company and each subsidiary is unaware of any facts which would form a reasonable basis for any such claim; (d) to the knowledge of the Company, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intangibles, and the Company and each subsidiary is unaware of any facts which would form a reasonable basis for any such claim; (e) to the knowledge of the Company, there is no pending or threatened action, suit, proceeding or claim by others that the Company or any subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company and each subsidiary is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the knowledge of the Company, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or any subsidiary or that interferes with the issued or pending claims of any such Intangibles; and (g) there is no prior art of which the Company or any subsidiary is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company or any subsidiary unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

(i) Except as set forth in the Prospectus, the Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as would not have a Material Adverse Effect. Except as set forth in the Prospectus, all property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as would not have a Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(j) There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(k) Neither the Company nor any of its subsidiaries is in violation of any term or provision of (i) its charter or by-laws or (ii) of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, except, with respect to subsection (ii), where the consequences of such violation, individually or in the aggregate, would not have a Material Adverse Effect.

(l) This Agreement has been duly authorized, executed and delivered by the Company.

(m) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter or by-laws of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect or that the failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect.

(n) The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Prospectus, and since such date there has been no change in the capital stock of the Company except for issuances pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding warrants described in the Prospectus. The certificates evidencing shares of Common Stock are in due and proper legal form. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Articles of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Shares, when delivered by the Company pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

(o) Except as set forth in the Company’s Current Report on Form 8-K filed March 14, 2005, no holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement. Each director and executive officer of the Company and other Company shareholders listed on Schedule I has delivered to the Placement Agents his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (“Lock-Up Agreement”).

(p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity under Section 6 of the Agreement may be limited by applicable law and as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(q) Neither the Company nor any of its subsidiaries is involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers or directors which, if adversely determined, could have a Material Adverse Effect nor is the Company aware of any plan of any such officers or directors to leave the employment of the Company.

(r) No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

(s) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(t) The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(u) The Shares have been duly authorized for quotation on the American Stock Exchange, subject to official Notice of Issuance.

(v) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the American Stock Exchange, nor has the Company received any notification that the Commission or the American Stock Exchange is contemplating terminating such registration or quotation, respectively.

(w) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. To the Company’s knowledge, neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(y) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be necessary to qualify the Shares under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(z) Other than JP Morgan, a greater than 5% shareholder of the Company, there are no known affiliations with the National Association of Securities Dealers, Inc. (the “NASD”) among the Company’s officers, directors or any five percent or greater shareholder of the Company, except as set forth in the Registration Statement, otherwise disclosed in writing to the Placement Agents.

(aa) (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all material terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under CERCLA.

(bb) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(cc) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(dd) The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iv) made any other unlawful payment; or (v) violated the Company’s code of ethics.

(ee) Except as described the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ff) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(gg) None of the Company or its directors and officers has distributed and will not distribute prior to the later of (i) the Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any preliminary prospectus and the Prospectus.

(hh) The statistical, scientific and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

(ii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of each of the Company’s quarterly and annual fiscal periods; and (iii), as of the end of the periods covered by each periodic report filed under the Exchange Act and incorporated by reference into the Prospectus, were effective in all material respects to perform the functions for which they were established. Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(jj) There are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(kk) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of the American Stock Exchange Company Guide and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of the American Stock Exchange Company Guide. The audit committee has reviewed the adequacy of its charter within the past twelve months.

(ll) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(mm) The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares

(nn) The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(oo) The Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp) Neither the Company nor, to the best of the Company’s knowledge, any employee or agent of the Company, has made any contribution or other payment to (i) any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus or (ii) any clinical researcher in violation of any federal, state or foreign law or any rule or policy of the Food and Drug Administration (“FDA”).

(qq) The Company’s auditors, Deloitte & Touche USA LLP, have performed the procedures set out in Statement on Auditing Standards No. 101 (“SAS 101”) for a review of interim financial information and there has nothing that has come to the Company’s attention that would prevent the auditors from providing the report as described in SAS 101 on the financial statements for the quarter ended December 31, 2004 (the “Quarterly Financial Statements”).

(rr) The consolidated financial statements incorporated by reference in the Registration Statement (i) comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, and the related rules and regulations adopted by the Commission, (ii) were prepared in accordance with GAAP, and (iii) are, for the financial information contained therein, consistent with the audited and unaudited financial statements of the Company.

Any certificate signed by any officer of the Company and delivered to the Placement Agents or their counsel in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Placement Agent.

3. [RESERVED]

4. Conditions of the Placement Agent’s Obligations. The obligations of the Placement Agents under this Agreement are several and not joint. The respective obligations of the Placement Agents are subject to each of the following terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

(b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Placement Agents.

(c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and on and as of the Closing Date as if made on such date. The Company shall have performed, in all material respects, all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

(d) The Placement Agents shall have received on the Closing Date a certificate, addressed to the Placement Agents and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date; (ii) the Company has performed all covenants and agreements and satisfied, in all material respects, all conditions contained herein; (iii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement did not, and as of its date, the Prospectus did not, include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

(e) The Placement Agents shall have received on the Closing Date a signed letter from Deloitte & Touche LLP addressed to the Placement Agents and dated the Closing Date, in the form set forth on Exhibit F attached hereto, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f) The Placement Agents shall have received on the Closing Date from Heller Ehrman LLP, counsel for the Company, an opinion, addressed to the Placement Agents and dated the Closing Date, in the form set forth on Exhibit C attached hereto.

(g) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents, and their counsel and the Placement Agents shall have received from Wilson Sonsini Goodrich & Rosati, a Professional Corporation, a favorable opinion, addressed to the Placement Agent and dated the Closing Date, covering such matters as are customarily covered in transactions of this type, and the Company shall have furnished to Wilson Sonsini Goodrich & Rosati such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(h) The Placement Agents shall have received copies of the Lock-up Agreements executed by each person listed on Schedule I hereto.

(i) The Shares shall have been approved for quotation on the American Stock Exchange and listed and admitted and authorized for trading on the American Stock Exchange, subject only to official notice of issuance. Satisfactory evidence of such actions shall have been provided to the Placement Agents.

(j) The Placement Agents shall have received on the Closing Date from Heller Ehrman LLP, special regulatory counsel for the Company, an opinion, addressed to the Placement Agents and dated the Closing Date, stating in effect the matters set forth on Exhibit D hereto.

(k) The Placement Agents shall have received on the Closing Date from Knobbe Martens Olson & Bear LLP, special intellectual property counsel for the Company, an opinion, addressed to the Placement Agents and dated the Closing Date, stating in effect the matters set forth on Exhibit E hereto.

(l) The Company shall have furnished or caused to be furnished to the Placement Agents such further certificates or documents as the Placement Agents shall have reasonably requested.

5. Covenants of the Company.

(a) The Company covenants and agrees as follows:

(i) The Company shall prepare the Prospectus in a form approved by the Placement Agent and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

(ii) The Company shall promptly advise the Placement Agents in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement unless the Company has furnished each Placement Agent a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Placement Agents reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv) The Company shall make generally available to its security holders and to the Placement Agents as soon as practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(v) The Company shall furnish to the Placement Agents and counsel for the Placement Agent, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and, so long as delivery of a prospectus by a Placement Agent or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Placement Agents may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Placement Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi) The Company shall cooperate with the Placement Agents and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Placement Agents may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(vii) The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(viii) Without the prior written consent of CIBC World Markets Corp., for a period of 60 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for: (i) the issuance of the Shares pursuant to the Registration Statement; (ii) the issuance of shares pursuant to the Company’s existing employee benefit plans or upon exercise of outstanding warrants as described in the Registration Statement and the Prospectus; (iii) any corporate strategic development transaction; provided that in each of cases (iii) none of these securities may be transferred within such 60-day period and the Company shall enter stop transfer instructions with its transfer agent and registrar with respect to any such securities; or (iv) the registration with the Commission of 2,000,000 shares of Class A common stock issued to IriSys, Inc. on March 8, 2005. In the event that during this period any shares are issued to any person identified on Schedule I hereto, such shares shall be subject to the Lock-Up Agreement executed by such person.

(ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the American Stock Exchange (including any required registration under the Exchange Act).

(x) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Placement Agents unless in the judgment of the Company and its counsel, and after notification to the Placement Agents, such press release or communication is required by law.

(xi) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(b) The Company agrees to pay, or reimburse if paid by the Placement Agents, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, any preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi), including the reasonable fees and disbursements of counsel for the Placement Agents in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Placement Agents of copies of any preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares; (v) if applicable, the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Placement Agents in connection with such review; (vi) inclusion of the Shares for quotation on the American Stock Exchange; (vii) the costs and expenses of the Company relating to investor presentations in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered by the Company in connection with any investor presentations and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company. Subject to the provisions of Section 8, the Placement Agents agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Placement Agents under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Placement Agents.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Placement Agent and each person, if any, who controls any Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or (ii) arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Placement Agent (or any person controlling such Placement Agent) on account of any losses, claims, damages or liabilities arising from the sale of the Shares if such untrue statement or omission or alleged untrue statement or omission was made in any preliminary prospectus, Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by any Placement Agent specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Placement Agent agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto; (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any failure on the part of such Placement Agent to timely deliver the Prospectus to the Investors pursuant to the requirements of the Securities Act (and the rules and regulations promulgated thereunder). Notwithstanding the forgoing, the obligation of each Placement Agent to indemnify the Company (including any controlling person, director or officer thereof) shall be limited:

(1) with respect to clauses (i) and (ii) of this Section 6(b), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Placement Agent expressly for use therein;

(2) with respect to clause (iii) of this Section 6(b), to the extent that (A) the Company shall sustain the burden of proving that any such losses, claims, damages or liabilities resulted directly from the fact that such Placement Agent arranged for the sale of Securities to a person to whom such Placement Agent failed to send or give, at or prior to the Closing Date, a copy of the final Prospectus Supplement, (B) the Company had previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Placement Agent and such final Prospectus Supplement was required by law to be delivered at or prior to the written confirmation of sale to such person, and (C) such failure to give or send a final Prospectus Supplement by the Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person(s); and

(3) with respect to clauses (i), (ii) and (iii) of this Section 6(b), to the amount of placement agent fees actually received by such Placement Agent pursuant to this Agreement.

(c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are materially different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a) or 6(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Placement Agents on the other hand in connection with the actions, statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Placement Agent shall be required to contribute any amount in excess of the amount of placement agent fees actually received by such Placement Agent pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls a Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Placement Agents’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective amounts of placement agent fees each has actually received pursuant to this Agreement and not joint.

8. Termination.

(a) This Agreement may be terminated at any time prior to the Closing Date by the Placement Agents by notifying the Company at any time at or before the Closing Date in the absolute discretion of the Placement Agents if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Placement Agents, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Placement Agents, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Placement Agents, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Placement Agents, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Placement Agent, and no Placement Agent shall be under any liability to the Company, except that if this Agreement is terminated by the Placement Agents because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Placement Agents for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with this Agreement and the proposed sale of the Shares or in contemplation of performing their obligations hereunder.

9. [RESERVED]

10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Placement Agent or the Company or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Placement Agents, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Placement Agents, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any Investor merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Placement Agents, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 Attention: Michael Brinkman, with a copy to Wilson Sonsini Goodrich & Rosati, a Professional Corporation, 12235 El Camino Real, Suite 200, San Diego, California 92130, Attention: Martin J. Waters, Esq., and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Heller Ehrman LLP, located at 4350 La Jolla Village Drive, San Diego, California 92122-1246, Attention: Stephen C. Ferruolo.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Except for the section entitled ‘Confidentiality,’ this Agreement shall supersede in all respects that certain letter agreement, dated April 1, 2005, between the Company and CIBC World Markets, Corp.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

AVANIR PHARMACEUTICALS

By /s/ Gerald J. Yakatan

Title: President and CEO

Confirmed:

CIBC WORLD MARKETS CORP.
LEERINK SWANN & CO.

By: CIBC WORLD MARKETS CORP.

By /s/ Michael Brinkman

Title: Managing Director

EXHIBIT A

PURCHASE AGREEMENT

Avanir Pharmaceuticals
11388 Sorrento Valley Rd, Suite 200
San Diego, CA 92121

Ladies and Gentlemen:

The undersigned entities set forth on Schedule I hereto (each an “Investor”), hereby confirm and agree with you as follows:

1. This Purchase Agreement (the “Agreement”) is made as of April [8], 2005 between Avanir Pharmaceuticals, a California corporation (the “Company”), and each Investor.

2. The Company has authorized the sale and issuance of up to 7,770,000 shares (the “Shares”) of common stock of the Company, no par value (the “Common Stock”), subject to adjustment by the Company’s Board of Directors, to certain investors (the “Offering”). The Offering has been registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (No. 333-114389), as amended (the “Registration Statement”).

3. The Company and each Investor agree that each Investor will purchase from the Company and the Company will issue and sell to each Investor the number of Shares, set forth opposite such Investor’s name on Schedule I hereto, at a purchase price of $2.20 per share, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Each Investor acknowledges that the offering is not being underwritten by the placement agents (the “Placement Agents”) named in the Prospectus (as hereinafter defined) and that there is no minimum offering amount. Certificates representing the Shares purchased by each Investor will not be issued to such Investor; instead, such Shares will be credited to each Investor using customary book-entry procedures unless an Investor specifically requests physical delivery of certificate(s) before the Closing, in which case, the Company shall deliver physical stock certificate(s) and the Investor, concurrently with such delivery, shall remit the purchase price to an account designated by the Company.

4. Except as disclosed to the Company in writing, each Investor represents that (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not an NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor or any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the offering of the Shares acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

5. Each Investor hereby confirms receipt of the Prospectus Supplement, dated April 5, 2005 and the Base Prospectus, dated May 25, 2004 (collectively, the “Prospectus”) filed by the Company with the Securities and Exchange Commission on April 6, 2005. Each Investor confirms that it had full access to the Prospectus and the information incorporated by reference therein, and was fully able to read and review such materials.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:Name of Investor:

Name:
Title:

Name of Investor:

Name:
Title:

Name of Investor:

Name:
Title:

Name of Investor:

Name:
Title:

Name of Investor:

Name:
Title:

AVANIR PHARMACEUTICALS a California corporation

By:

Name:

Title:

SCHEDULE I

SCHEDULE OF INVESTORS

Name in which
book-entry
	should be made	Investor Address,		Aggregate
		Telephone and	Aggregate Number of
Investor	(if different):	Contact Person	Shares	Purchase Price	Tax ID Number	Name of Broker	Broker DTC No.
1.						CIBC

2.						CIBC

3.						CIBC

4.						CIBC

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of Shares. The Company has authorized the sale of up to 7,770,000 Shares. The Company reserves the right to increase or decrease this number.

2.	Agreement to Sell and Purchase the Shares; Subscription Date.

2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to each Investor, and each Investor will purchase from the Company, the number of Shares set forth on Schedule I of this Agreement at the purchase price set forth on therein.

2.2 The Company may enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them. (Each Investor and the Other Investors are hereinafter collectively referred to as the “Investors,” and this Agreement and the purchase agreements executed by the Other Investors are hereinafter collectively referred to as the “Agreements.”) The Company may accept or reject any one or more Agreements in its sole discretion.

3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on April [8], 2005 (the “Closing Date”), at the offices of the Placement Agents’ counsel. At the Closing, the Company shall deliver to each Investor, using customary book-entry procedures unless an Investor specifically requests physical delivery of certificate(s), in which case, the Company shall deliver physical stock certificate(s), the number of Shares set forth on Schedule I to this Agreement, and each Investor shall deliver to the Company or as otherwise directed by the Placement Agents a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder, as set forth opposite such Investor’s name on Schedule I hereto, to the Heller Ehrman LLP (the “Escrow Agent”) client trust account.

The Company’s obligation to issue and sell the Shares to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Escrow Agent of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased; (b) completion of the purchases and sales of Shares under the Agreements that may be executed with the Other Investors (provided that all parties acknowledge that there are no minimum purchase amounts as a pre-condition to the effectiveness of this Agreement); and (c) the accuracy of the representations and warranties made by each Investor and the fulfillment of those undertakings of each Investor to be fulfilled prior to the Closing.

Each Investor’s obligation to purchase the Shares shall be subject to the condition that the Placement Agents shall not have (a) terminated the Placement Agency Agreement dated April 5, 2005, between the Company and the Placement Agents (the “Placement Agency Agreement”) pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, each Investor, as follows:

4.1 The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

4.2 This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.	Representations, Warranties and Covenants of each Investor.

5.1 Each Investor represents and warrants that it has received the Company’s Prospectus.

5.2 Each Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.4 Each Investor understands that nothing in the Prospectus, this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5.5 From and after obtaining the knowledge of the sale of the Shares contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares.

6. Escrow Agent.

6.1 The Company and each Investor hereby appoint Heller Ehrman LLP as the “Escrow Agent” under this Agreement to serve from the date hereof until the Closing; provided, however, that no Escrow Agent shall be appointed for any Investors who have requested physical delivery of certificate(s).

6.2 Powers and Duties of Escrow Agent, Indemnity.

(a) Each Investor and the Company hereby irrevocably authorizes the Escrow Agent to take all actions, to make all decisions and to exercise all powers and remedies on its behalf under the provisions of this Agreement, including without limitation all such actions, decisions and powers as are reasonably incidental thereto. The Escrow Agent may execute any of its duties hereunder by or through agents, designees or employees.

(b) Neither the Escrow Agent nor any of its partners, directors, members, officers, agents, designees or employees (collectively, “Escrow Agent Indemnified Persons”) shall be liable or responsible to any Investor, the Company or any third party for any action taken or omitted to be taken by the Escrow Agent or any other such Escrow Agent Indemnified Persons in accordance with this Agreement or under any related agreement, instrument or document.

7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Investor herein shall survive the execution of this Agreement, the delivery to such Investor of the Shares being purchased and the payment therefor.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Avanir Pharmaceuticals

11388 Sorrento Valley Rd, Suite 200

San Diego, CA 92121

Attention: Chief Financial Officer

Telecopy No.: (858) 658-7447

(b) With a copy to:

Heller Ehrman LLP

4350 La Jolla Village Drive

San Diego, California 92122

Attention: Stephen C. Ferruolo, Esq.

Telecopy No.: (858) 450-8499

(c) if to an Investor, at its address on Schedule I hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

INSTRUCTION SHEET FOR INVESTOR
(to be read in conjunction with the entire Purchase Agreement)

A. Please complete the following:

1. Provide the information regarding the Investor requested on Schedule I to the Purchase Agreement. The Purchase Agreement must be executed by an individual authorized to bind the Investor.

2. By 8:30 a.m. New York Time on April 6, 2005, return via facsimile signed copies of the enclosed Purchase Agreement to each of the following persons:

CIBC World Markets Corp.,
300 Madison Avenue
New York, New York 10017
Attn: Ashley Myles
Phone: (212) 667-7258
Telecopy: (212)667-6140

Wilson Sonsini Goodrich & Rosati
12235 El Camino Real, Suite 200 San Diego, California 92130 Attention: Martin J. Waters, Esq.
Telecopy No.: (858) 350-2399

Please complete all of the information on the signature page of the Purchase Agreement to facilitate the Closing and the electronic delivery of the Shares. Please also deliver the originally signed documents to Wilson Sonsini Goodrich & Rosati at the address above via overnight delivery.

A copy of the Purchase Agreement signed by the Company will be delivered to the Investor at a later date.

3. By 1:00 p.m. New York Time on April 6, 2005, the Investor shall wire the purchase price for the Shares to the trust account at the Escrow Agent pursuant to the enclosed Wire Instructions.

Settlement Date

Wire Instructions

Bank:
ABA #:
Swift code (for int’l wires):
Acct name:
Acct #:
Reference:

IMPORTANT: Please clearly indicate on the wire (i) the name of the originator (i.e., the Investor) and (ii) the beneficiary, Avanir Pharmaceuticals, Inc. Please also coordinate with your financial institution to ensure that transaction fees are not inadvertently deducted from the wired funds prior to their receipt.

PLEASE NOTE: If you will be initiating a wire transfer from overseas, please use the Swift code number set forth above. Funds may be wired in U.S. dollars only.

CONTACT:

SHARE DELIVERY

Upon closing, shares will be transferred via DTC from Avanir’s Transfer Agent to the accounts listed in Schedule I of this Purchase Agreement.

Transfer Agent Contact Information:
American Stock Transfer & Trust Co.
59 Maiden Lane
New York, N.Y. 10038
Attn: Isaac Kagan

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

April 5, 2005

CIBC World Markets Corp.
Leerink Swann & Co.
c/o CIBC World Markets Corp.
300 Madison Avenue,
New York, New York 1001

Re: Public Offering of Common Stock of Avanir Pharmaceuticals

Gentlemen:

The undersigned, a holder of common stock (“Common Stock”) or rights to acquire Common Stock, of Avanir Pharmaceuticals (the “Company”) understands that the Company intends to file a Prospectus Supplement to Prospectus dated April 5, 2005 pursuant to and in accordance with Rule 424(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission for the public offering of Common Stock (the “Offering”). The undersigned further understands that you are contemplating entering into a Placement Agency Agreement with the Company in connection with the Offering.

In order to induce the Company and you to enter into the Placement Agency Agreement and to induce you to act as the Placement Agents in the Offering, the undersigned agrees, for the benefit of the Company and you, as the Placement Agents, that should the Offering be effected the undersigned will not, without the prior written consent of CIBC World Markets Corp., directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired for a period of 90 days subsequent to the date of the Placement Agency Agreement (the “Restricted Period”), other than Common Stock transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms hereof).

The undersigned confirms that he, she or it understands that the Placement Agents and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.

Notwithstanding anything to the contrary herein, the undersigned shall be permitted to enter into a trading plan or agreement with respect to Company securities pursuant to Rule 10b5-1 under the Exchange Act, provided that no transactions shall occur under such plan or agreement during the Restricted Period.

This Lock-Up Agreement shall terminate and the undersigned shall be released from the undersigned’s obligations hereunder if (i) the Company does not proceed with the Offering with the Placement Agents and notifies the Placement Agents in writing of the same or (ii) the final prospectus relating to the Offering has not been filed by April 18, 2005.

Dated:      ,

Very truly yours,

Signature

Printed Name and Title (if applicable):

EXHIBIT C

OPINION OF COMPANY COUNSEL

April 8, 2005	Telephone (858) 450-8400 Fax (858) 450-8499

CIBC World Markets Corp.
Leerink Swann & Co. As Placement Agents
c/o CIBC World Markets Corp.
300 Madison Avenue New York, New York 10017 Re:	Avanir Pharmaceuticals

Ladies and Gentlemen:

We have acted as counsel to Avanir Pharmaceuticals, a California corporation (the “Company”), in connection with the issuance and sale of up to 7,770,000 shares of Class A Common Stock of the Company (the “Shares”) in connection with that certain Placement Agency Agreement, dated as of April 5, 2005, between you and the Company (the “Agreement”). This opinion is rendered to you pursuant to Section 4(f) of the Agreement. Capitalized terms used without definition in this opinion have the meanings given to them in the Agreement.

I.

In connection with this opinion, we have assumed the authenticity of all records, documents, and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of all records, documents, and instruments submitted to us as copies, faxes or .pdf files. We have based our opinion upon our review of the following records, documents and instruments:

a. The Amended and Restated Articles of Incorporation of the Company, certified by the Secretary of State of the State of California as of      , 2005 and certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion letter;

b. The Bylaws of the Company, certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion letter;

c. Records certified to us by an officer of the Company as constituting all records of proceedings and actions of the Board of Directors and any committees thereof and the shareholders of the Company relating to (i) the authority to execute and deliver the Agreement, (ii) the transactions contemplated by the Agreement, and (iii) certain factual matters;

d. A Certificate of Status relating to the Company, issued by the Secretary of State of the State of California, dated      , 2005 and a letter of good standing relating to the Company, issued by the Franchise Tax Board of the State of California, dated      , 2005;

e. The Registration Statement;

f. The prospectus supplement dated      , 2005 (the “Prospectus”);

g. The Company’s annual report filed on Form 10-K for the period ending September 30, 2004, the Company’s quarterly report filed on Form 10-Q for the period ending December 31, 2004, and the Company’s current reports on Form 8-K filed on December 15, 2004, December 21, 2004, January 19, 2005, February 10, 2005, March 14, 2005 and March 23, 2005 (collectively, the “1934 Act Filings”);

h. The agreements, leases or other documents or instruments listed on Annex A to this opinion (the “Material Agreements”);

i. A certificate from American Stock Transfer & Trust Co., the Company’s Registrar and Transfer Agent, regarding the outstanding capitalization of the Company’s Class A Common Stock as of the close of business on      , 2005;

j. The Certificate to Counsel in Support of Legal Opinions, dated      , 2005 (the "Backup Certificate”), of the President and Chief Executive Officer and the Chief Financial Officer of the Company delivered to us in connection with this opinion letter;

k. Such other records, certificates, documents and instruments as we have deemed necessary for the purpose of rendering the opinions contained herein;

l. The Agreement;

m. The Articles of Incorporation of Xenerex Biosciences, a California corporation (“Xenerex”), certified by the Secretary of State of the State of California as of      , 2005 and certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion letter;

n. A Certificate of Status relating to Xenerex, issued by the Secretary of State of the State of California, dated      , 2005 and a letter of good standing relating to the Company, issued by the Franchise Tax Board of the State of California, dated      , 2005; and

o. The Articles of Incorporation of Avanir Holding Company, a California corporation (“AHC”), certified by the Secretary of State of the State of California as of      , 2005 and certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion letter;

p. A Certificate of Status relating to AHC, issued by the Secretary of State of the State of California, dated      , 2005 and a letter of good standing relating to the Company, issued by the Franchise Tax Board of the State of California, dated      , 2005; and

q. Our legal opinions, dated August 8, 2003 and December 31, 2003, relating to the due authorization, valid issuance and fully-paid and non-assessable status of certain shares of Avanir Class A common stock, filed with the Securities and Exchange Commission as exhibits to the Company’s registration statements on Form S-3 (File Nos. 333-107820 and 333-111680).

Our opinion in Paragraph 1 of Part III below that the Company, Xenerex and AHC are each “validly existing as a corporation in good standing under the laws of the State of California” is based solely on the records identified in Items (a), (d), (j), (m), (n), (o) and (p) of Part I.

Our opinion in Paragraph 2 of Part III below as to (i) the “authorized capitalization” of the Company is based solely on the records identified in Item (a) of Part I; (ii) the due authorization, valid issuance and non-assessable and fully-paid status of the Class A Common Stock of the Company issued as of the date of this opinion is based solely on the records identified as Items (a), (h), (j) and (q) of Part I; and; (iii) the fully-paid and nonassessable status of the outstanding shares of the Class A Common Stock of the Company is based on the representations set forth in the Backup Certificate that the Company has received the amount of consideration recited in the applicable agreements and board resolutions pursuant to which such capital stock of the Company was issued.

We express no opinion with respect to any consents, approvals, authorizations, orders, filings, registrations or qualifications required by the NASD and the Blue Sky laws of the various states and other jurisdictions within the United States or the securities laws of any jurisdiction outside the United States for the issuance and sale of the Shares and compliance by the Company with the provisions of the Agreement.

In connection with our opinion in Paragraph 5 of Part III below (and elsewhere) relating to any Material Agreement, we have not reviewed, and express no opinion on (i) financial covenants or similar provisions requiring financial calculations or determinations to ascertain compliance; (ii) provisions relating to the occurrence of a “material adverse event” or words of similar import; or (iii) parol evidence bearing on interpretation or construction. To the extent that any Material Agreement is governed by the laws of any jurisdiction other than the laws of the State of California or the State of New York, our opinion relating to those agreements is based solely upon the plain meaning of their language without regard to interpretation or construction that might be indicated by the laws governing those agreements or instruments.

As to matters of fact material to our opinion, we have relied upon the representations of factual matters contained in the Backup Certificate.

In connection with our opinion in Paragraph 10 of Part III below, we have assumed that, pending the uses identified in the Prospectus, the net proceeds of the offering contemplated by the Prospectus will be invested in government securities within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), to the extent necessary to ensure that the Company will not hold “investment securities” (within the meaning of the Investment Company Act) having a value exceeding 40% of the Company’s total assets (exclusive of government securities and cash items) on an unconsolidated basis. We have also not considered the effect on such opinion of the identity, business or control of any of the Company’s shareholders and have assumed that none of the Company’s shareholders would be deemed an “investment company” within the meaning of the Investment Company Act.

As used in our opinion, the expressions “to our knowledge,” “known to us,” and similar phrases mean that, after an examination of the documents made available to us by the Company and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the statements herein so qualified are inaccurate. Further, the expressions “to our knowledge,” “known to us,” and similar phrases refer to the actual knowledge of attorneys in this firm who are or have been involved in substantive legal representation of the Company regarding the Agreement and the transactions contemplated thereby. Except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any fact or the accuracy of any statement so qualified, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such investigation. Except to the extent expressly set forth herein, no inference as to our knowledge of any matters bearing on the accuracy of any statement so qualified should be drawn from our representation of the Company or our rendering of the opinions set forth below.

We have also assumed that there are no facts or circumstances relating to the Placement Agents or any holder of securities that might prevent them from enforcing any of the rights to which our opinion relates (for example, lack of due incorporation by the Placement Agents, regulatory prohibitions relating to the Placement Agents or failure on the part of the Placement Agents to qualify to do business in any state where such qualification is a prerequisite to enforcement of rights under the Agreement).

II.

With respect to the opinions set forth in Part III below, we express no opinion as to:

a. The anti-fraud laws, rule or regulations of any jurisdiction.

b. The tax, anti-trust, land use, export, safety, environmental

c. Except as set forth in paragraph 9 below, the securities laws of any jurisdiction.

d. The applicable choice-of-law rules that may affect the interpretation of the Agreement.

e. The financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus.

f. Any state or federal laws, rules or regulations applicable to the transactions contemplated by the Agreement because of the nature of the business of any party thereto other than the Company.

g. The past, present or future fair market value of any securities.

This opinion is limited to the federal laws of the United States of America and the laws of the State of California and the State of New York. We disclaim any opinion as to the laws of any other jurisdiction and we further disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body. Without limiting the generality of the foregoing, we are not acting here as experts on, and we do not express any opinion on any applicable laws, rules or regulations relating to patents, copyrights, trademarks and other proprietary rights and licenses.

III.

Based upon the foregoing and our examination of such questions of law as we have deemed necessary or appropriate for the purpose of this opinion, and subject to the assumptions, exceptions, limitations and qualifications expressed in this opinion letter, it is our opinion that:

1. The Company, Xenerex and AHC have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of California, and the Company has all corporate power and authority necessary to own or hold its properties and to conduct its business as described in the Registration Statement, except where the failure to have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

2. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of Class A Common Stock of the Company have been duly authorized and validly issued, and are non-assessable and fully-paid. Such shares conform to the description thereof contained under the heading “Description of Securities” in the Prospectus. The Shares being delivered by the Company on the date of this opinion have been duly authorized and, when issued and delivered to and paid for on the terms set forth in the Prospectus, will be validly issued, fully-paid and non-assessable and conform to the description thereof contained under the heading “Description of Securities” in the Prospectus.

3. There are no preemptive or other rights to subscribe for or to purchase from the Company any of the Shares pursuant to the Company’s Amended and Restated Articles of Incorporation or Bylaws nor, to our knowledge, are there any contractual preemptive rights to subscribe for any Shares.

4. The Agreement has been duly authorized, executed and delivered by the Company.

5. The execution and delivery of the Agreement by the Company and the sale of the Shares as contemplated by the Prospectus will not (A) to our knowledge, breach any of the terms or provisions of, or constitute a default under, any Material Agreement, (B) result in any violation of the Amended and Restated Articles of Incorporation or Bylaws of the Company, or (C) result in any violation of any federal, California, or New York law, rule or regulation or, to our knowledge, any decree, judgment or order applicable to the Company.

6. Except for the registration of the Shares under the Securities Act of 1933 (the “Securities Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934 and applicable state securities or blue sky laws in connection with the sale of Shares by the Company, no consent, approval, authorization or order of, or filing or registration with, any federal, California, or New York governmental or regulatory agency or body is required in connection with the execution and delivery of the Agreement by the Company and the sale of the Shares to the Buyers as contemplated by the Prospectus.

7. The statements in the Prospectus under the heading “Description of Securities,” and in Item 15 of Part II of the Registration Statement, to the extent that they constitute summaries of law or documents referred to therein, fairly summarize the law and documents described therein in all material respects.

8. To our knowledge, there are no legal or governmental proceedings threatened or pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject that are required to be described in the Prospectus but are not so described.

9. The Registration Statement and the Prospectus, and any further amendments or supplements thereto made by the Company prior to the date of this opinion letter, and all documents incorporated by reference in the Registration Statement (other than the financial statements and schedules and other financial and statistical data contained therein or incorporated by reference therein, as to which with your permission we express no opinion) complied as to form in all material respects with the requirements of the Securities Act.

10. The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act.

IV.

In connection with the registration of the Shares, we have reviewed the Registration Statement, the Prospectus and the 1934 Act Filings, but have not independently verified the accuracy, completeness or fairness of the statements in those documents. Since we have undertaken no independent investigation whatsoever, the limitations inherent in our review and therefore the knowledge available to us are such that we are unable to assume any responsibility for such accuracy, completeness or fairness. However, based on our limited review, no facts have come to our attention that cause us to believe that the Registration Statement (including any document incorporated by reference therein as of the date such document was filed with the Commission), as of the date of the Company’s most recent Form 10-K, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Registration Statement as of the date such document was filed with the Commission (including any document incorporated by reference therein as of the date such document was filed with the Commission), the Prospectus, or any further supplement to the Prospectus, in each case, as of the date such document was filed with the Commission and at all times up to the date of this opinion letter, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements and schedules and other financial and statistical data contained or incorporated by reference in the Registration Statement or Prospectus).

This opinion letter is rendered to you in connection with the issuance and sale of the Shares as contemplated by the Agreement and is solely for your benefit in connection with the Agreement. This opinion letter may not be relied upon by you for any other purpose, or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any facts, circumstances, events or developments in areas covered by this opinion letter that occur or that are brought to our attention after the date of this opinion letter.

Very truly yours,

Annex A
Material Agreements

•	Avanir Pharmaceuticals Amended and Restated 1998 Stock Option Plan

•	Avanir Pharmaceuticals Amended and Restated 1994 Stock Option Plan

•	Avanir Pharmaceuticals Amended and Restated 2000 Stock Option Plan

•	Avanir Pharmaceuticals 2003 Equity Incentive Plan

•	Employment Agreement, dated November 29, 2001, between Avanir Pharmaceuticals and Gerald J. Yakatan

•	Form of Indemnification Agreement with certain Directors and Executive Officers of AVANIR Pharmaceuticals.

•	License Agreement, dated March 31, 2000, by and between Avanir Pharmaceuticals and SB Pharmco Puerto Rico, a Puerto Rico Corporation

•	License Purchase Agreement, dated as of November 22, 2002, between Avanir Pharmaceuticals and Drug Royalty USA

•	License Agreement, dated August 1, 2000, by and between Avanir Pharmaceuticals and Irisys Research and Development, LLC, a California limited liability company

•	Standard Industrial Net Lease by and between Avanir Pharmaceuticals and BC Sorrento, LLC, effective September 1, 2000

• • • • • • • • • • •	Standard Industrial Net Lease by and between Avanir Pharmaceuticals (“Tenant”) and Sorrento Plaza, a
California limited partnership (“Landlord”), effective May 20, 2002
 Settlement Agreement and Mutual Release by and between Avanir Pharmaceuticals s and David H. Katz, M.D.
and Lee R. Katz, effective March 23, 2000.
 Settlement Agreement and Mutual General Release by and between LIDAK Pharmaceuticals and Medical Biology
Institute, effective August 27, 1998.
 Technology Acquisition Agreement by and between Avanir Pharmaceuticals and Ciblex Corporation, effective
March 2, 2001.
 Securities Purchase Agreement, dated as of November 25, 2003, by and between Avanir Pharmaceuticals and several accredited investors.
 Securities Purchase Agreement, dated as of July 21, 2003, by and between Avanir Pharmaceuticals and several accredited investors.
 Form of Stock Option Agreement under the Avanir Pharmaceuticals’ 2005 Equity Incentive Plan
 Asset Purchase Agreement, dated March 8, 2005, by and among Avanir Pharmaceuticals, Avanir Holding
Company, IriSys, Inc., Gerald J. Yakatan, Ph.D. and Gina M. Stack.
 Form of Retention Agreement between Avanir Pharmaceuticals and certain of its executive officers.
 Stock Purchase Agreement between Avanir Pharmaceuticals and CDIB Capital Investment America Ltd., dated
December 10, 2004.
Underwriting Agreement between Avanir Pharmaceuticals and Lazard Freres & Co. LLC, dated May 25, 2004.

EXHIBIT D

OPINION OF SPECIAL REGULATORY COUNSEL FOR THE COMPANY

April [8], 2005

CIBC World Markets Corp.
Leerink Swann & Co.
As Placement Agents
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

We have been engaged by Avanir Pharmaceuticals, Inc., a California corporation (“the Company”), to review, in connection with the issuance and sale of up to 7,770,000 shares of the Company’s Class A Common Stock, the description in the offering materials of certain matters pertaining to the approval and regulation of products by the United States Food and Drug Administration. This opinion is being rendered pursuant to Section 4(f) of the Placement Agency Agreement, dated as of April 5, 2005, between you and the Company. Subject to certain exceptions set forth in the opinion, it is our opinion that, as of the date hereof:

(i) We are familiar with the United States Federal Food, Drug and Cosmetic Act (the “FDC Act”) and related governmental regulatory matters as applied generally to drugs of the nature under development by the Company and we have reviewed the sections of the Registration Statement and Prospectus, including documents incorporated by reference therein, related to governmental regulatory matters as applied generally to drugs of the nature under development by the Company (collectively, the “Regulatory Disclosure”);

(ii) Insofar as the statements in the Regulatory Disclosure constitute summaries of legal matters, documents or legal or regulatory proceedings referred to therein, the Regulatory Disclosure accurately summarizes the information called for with respect to such legal matters, documents or proceedings and accurately summarizes the matters referred to therein;

(iii) To our knowledge, there are no legal or governmental proceedings relating to the FDC Act, the Public Health Service Act or any regulations of the FDA pending or threatened to which the Company or any of its subsidiaries is a party, nor are we aware of any material violations of such acts or regulations by the Company or any of its subsidiaries; and

(iv) As to the Regulatory Disclosure contained in each Registration Statement and Prospectus, we have not independently verified its accuracy, completeness or fairness. Since we have undertaken no independent investigation whatsoever, the limitations inherent in our review and therefore the knowledge available to us are such that we are unable to assume any responsibility for such accuracy, completeness or fairness. However, based on our limited review, no facts have come to our attention that cause us to believe that the Regulatory Disclosure, as of the effective date of the Registration Statement and at all times up to the date of this opinion letter, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that such sections of the Prospectus or any amendment or supplement thereto, in each case, as of the date such document was filed with the Commission and at all times up to the date of this opinion letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This opinion is rendered to you in connection with the Underwriting Agreement and is solely for your benefit. This opinion may not be relied upon by you for any other purpose, or relied upon by any other person, firm, corporation, or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

Very Truly Yours,

EXHIBIT E

MATTERS TO BE COVERED IN THE OPINION OF
PATENT COUNSEL FOR THE COMPANY

1. We have reviewed the statements under the captions “Risk Factors — [Intellectual Property Risk Factor]” and “Business — [Intellectual Property].” To the best of our knowledge, and to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, the statements in the aforementioned portions of the Prospectus relating to the Patents are correct in all material respects and fairly and correctly present the information called for with respect thereto. Nothing has come to our attention which caused us to believe that the above-mentioned sections of the Registration Statement and any amendment or supplement thereto made available and reviewed by us, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made.

2. The Company is listed in the records of the United States Patent and Trademark Office (“USPTO”) as the sole holder of record of the U.S. Company Patents. To the best of our knowledge, there exist no asserted claims of third parties to any ownership interest or lien with respect to the Company Patents, with the exception of a lien held by Drug Royalty USA, Inc. (“DRC”) in connection with certain Company Patents listed in Schedule A of the Security Agreement between Company and DRC (Annex A). With the exception of the DRC lien, we are not aware of any facts that would preclude the Company from having clear title to the Company Patents listed in the Schedule. To the best of our knowledge and based on facts certified by officers of the Company, the Company owns as its sole property the Company Patents.

3. We are not aware of any material defect in the preparation or filing of the Patents that we prosecuted on behalf of the Company.

4. To the extent that we have had or now have actual knowledge of any material prior art and that we have appreciated or now appreciate the materiality of such prior art, we have complied with and are complying with the required duty of candor and good faith in dealing with the U.S. Patent and Trademark Office (“USPTO”), including the duty to disclose as defined in 37 CFR § 1.56 with respect to all U.S. Patents in the Schedule which we prosecute or have prosecuted.

5. To the best of our knowledge, the Patents in the Schedule are being pursued by the Company and have not lapsed, expired, or been abandoned by the Company.

6. To the best of our knowledge, there is no threatened action, suit, proceeding or claim by others that the Company is infringing any patent.

7. To the best of our knowledge, there are no actions, suits, proceedings, or claims of third parties to any ownership or inventorship interest with respect to any of the Patents, and we know of no reasonable basis for any such actions, suits, proceedings, or claims.

8. Although we have not completed market clearance searches or analyses, we are not aware that the Company in its current or proposed business is infringing any valid or enforceable patent rights of others.

9. To the best of our knowledge, there are no legal or governmental proceedings pending against the Company or its officers, the Company’s licensors or their officers, relating to any patent application listed in the Schedule, other than review by patent offices of pending applications for patents.

10. To the best of our knowledge and based on facts certified by officers of the Company, there is no action, suit, claim or proceeding relating to patent rights or licenses, trademarks or trademark rights, copyrights, collaborative research, licenses or royalty arrangements or agreements or trade secrets, know-how or proprietary techniques, including processes and substances, owned by or affecting the business or operations of the Company, which have been asserted against the Company or any of its officers or directors.

11. To the best of our knowledge, there is no reason why the Patents if issued are not valid, and if not yet issued, would not be valid or would not afford the Company patent protection for Abreva, Neurodex and IgE.

12. To the best of our knowledge and based on facts certified by officers of the Company, we are not aware of any parties that are infringing any Licensed Patent or Company Patent.

13. To the best of our knowledge and based on facts certified by officers of the Company, we are not aware of anything that would affect the Company’s obligations under any of its agreements relating to the Patents.

EXHIBIT F

ACCOUNTANTS’ COMFORT LETTER

CIBC World Markets Corp.
Leerink Swann & Co.
As Placement Agents
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

We have audited the consolidated balance sheets of Avanir Pharmaceuticals and subsidiary (the “Company”) as of September 30, 2004 and 2003, and the related consolidated statements of operations and comprehensive operations, stockholders’ equity, and cash flows for each of the three years in the period ended September 30, 2004, all included in the Company’s annual report on Form 10-K for the year ended September 30, 2004, which is incorporated by reference in the registration statement (No. 333-114389) on Form S-3 filed by the Company under the Securities Act of 1933 (the “1933 Act”); our report with respect thereto is also incorporated by reference in the registration statement. The registration statement, including the related prospectus supplement dated April 5, 2005 is herein referred to as the registration statement.

In connection with the registration statement:

1. We are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (“SEC”) and the Public Company Accounting Oversight Board (US) (“PCAOB”).

2. In our opinion, the consolidated financial statements audited by us and incorporated by reference in the registration statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the Securities Exchange Act of 1934 (the “1934 Act”), and the related rules and regulations adopted by the SEC.

3. We have not audited any financial statements of the Company as of any date or for any period subsequent to September 30, 2004; although we have conducted an audit for the year ended September 30, 2004, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the consolidated financial statements as of September 30, 2004, and for the year then ended, but not on the consolidated financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheets as of December 31, 2004 and the unaudited consolidated statements of operations and comprehensive operations and of cash flows for the three months ended December 31, 2004 and 2003 , included in the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2004 , incorporated by reference in the registration statement, or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to September 30, 2004.

4. For purposes of this letter, we have read the minutes of the meetings of the stockholders and the board of directors, including committees thereof, of the Company held since September 30, 2004 as set forth in the minutes book at [one/two days prior to close], 2005, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein; we have carried out other procedures to [one/two days prior to close], 2005 (our procedures did not extend to [ ], 2005) as follows:

(a) With respect to the three month periods ended December 31, 2004 and 2003, we have—

(i) Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the unaudited consolidated financial statements for these periods, described in 3, included in the Company’s quarterly report on Form 10-Q for the quarters ended December 31, 2003 and March 31, 2004, incorporated by reference in the registration statement.

(ii) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in a(i) comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q, and the related rules and regulations adopted by the SEC.

(b) With respect to the period from January 1, 2005 to February 28, 2005, we have—

(i) Read the unaudited consolidated financial statements of the Company for January, February of both 2005 and 2004 furnished us by the Company, officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to February 28, 2005, were available.

(ii) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in b(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the registration statement.

The foregoing procedures do not constitute an audit conducted in accordance with PCAOB auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations about the sufficiency of the foregoing procedures for your purposes.

5. Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that:

(a) (i) Any material modifications should be made to the unaudited consolidated financial statements described in 3, incorporated by reference in the registration statement, for them to be in conformity with accounting principles generally accepted in the United States of America.

(ii) The unaudited consolidated financial statements described in 4(a)(i) do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q, and the related rules and regulations adopted by the SEC.

(b) (i) At February 28, 2005, there was any change in

the capital stock, increase in long-term debt, or decrease in net current assets or shareholders’ equity of the Company as compared with amounts shown in the December 31, 2004 unaudited condensed consolidated balance sheet incorporated by reference in the registration statement, except that the unaudited consolidated balance sheet as of February 28, 2005, which we were furnished by the Company, showed an increase in capital stock of $104,867, a decrease in net current assets of $4,035,754, and a decrease in shareholders’ equity of $4,907,734.

(ii) For the period from January 1, 2005 to February 28, 2005, there was a decrease, as compared with the corresponding period in the preceding year, in the Company’s operating revenues, or an increase in net loss attributable to common shareholders or net loss per share, except for a decrease in operating revenues of $50,115 and an increase in net loss attributable to common shareholders of $454,424.

6. As mentioned in 4(b)(i), Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to February 28, 2005 are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after February 28, 2005, have, of necessity, been even more limited than those with respect to the periods referred to in 4. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (a) at [one/two days prior to close], 2005 there was any change in the capital stock, increase in long-term debt or equity or any decrease in consolidated net current assets shareholder’s equity of the Company as compared with amounts shown on the December 31, 2004 unaudited consolidated balance sheet incorporated by reference in the registration statement, or (b) for the period from February 28, 2005 to [one/two days prior to close], 2005 there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues or increases in net loss attributable to common shareholders or net loss per share. On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except for changes comparable to those noted in 5(b).

7. For purposes of this letter, we have also read the items identified by you on the attached copies of the Company’s registration statement on Form S-3, report on Form 10-K for the year ended September 30, 2004 and related Form 14A Definitive Proxy, Form 10-Q and related earnings releases on Form 8-K for the quarter ended December 31, 2004, and any financial information contained in the prospectus supplement dated April 5, 2005, and have performed the following procedures, which were applied as indicated with respect to the symbols explained below:

A. Compared the amount with (or recomputed from) the Company’s audited consolidated financial statements (after rounding, where applicable) and notes thereto, as of or for the period indicated, incorporated by reference in the registration statement and found them to be in agreement.

B. Compared the amount with (or recomputed from) the Company’s audited consolidated financial statements (after rounding, where applicable) and notes thereto, as of or for the period indicated, which are not included or incorporated by reference in the registration statement, and found them to be in agreement.

C. Compared the amount with (or recomputed from) the Company’s unaudited consolidated financial statements (after rounding, where applicable) and notes thereto, which are incorporated by reference in the registration statement, and found them to be in agreement.

D. Compared the amount with (or recomputed from) a schedule or report prepared by the Company, which was derived from the accounting records of the Company that are subject to the Company’s internal controls and found them to be in agreement.

8. Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter was comprised of audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above, and, accordingly, we express no opinion thereon.

9. It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in 7; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages referred to above. Further, we have addressed ourselves solely to the foregoing data as set forth in the registration statement and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

10. This letter is to assist the placement agents in conducting and documenting their investigation of the affairs of the Company in connection with the placement of the securities covered by the registration statement, and it is not to be used, circulated, quoted, or otherwise referred to within or without the placement agent group for any other purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the registration statement or any other document, except that reference may be made to it in the placement agency agreement or in any list of closing documents pertaining to the offering of the securities covered by the registration statement.

SCHEDULE I

LOCK-UP SIGNATORIES

Officers

James Berg

J. David Hansen

Gregory P. Hanson

Gerald J. Yakatan, Ph.D.

Non-Employee Directors

Stephen G. Austin
Dennis J. Carlo, Ph.D.
Charles A. Mathews
Harold F. Oberkfell
Kenneth E. Olson
Dennis G. Podlesak
Jonathan T. Silverstein
Paul G. Thomas

Others Company Shareholders

IriSys, Inc.